Privileged and Confidential 1 \\NORTHVA - 035885/000004 - 1092466 v5 Continuing Employment Agreement This Continuing Employment Agreement (this “Agreement”) is made as of xxxxxx x, 2024 between Precigen, Inc. (the “Company”) and [name] (the “Employee”). WHEREAS, the Employee is an employee of the Company and has been important in developing and expanding the business and operations of the Company, and possesses valuable knowledge and skills with respect to the Company; WHEREAS, the Company wishes to encourage the Employee’s continued employment with and dedication to the Company; and WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the payment of compensation to the Employee in the event of a termination of the Employee’s employment during the term of this Agreement; NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements of the parties contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows: 1. The Company’s Obligations Upon Termination. Other than as specifically set forth or referenced in this Agreement, the Employee shall not be entitled to any compensation or other benefits on or after termination of employment. (a) Death. If the Employee’s employment ends as a result of death, the Company shall pay to the Employee’s legal representative or estate, as applicable, the Accrued Benefits, and no other amount. (b) Termination by the Company for Cause or Disability; Termination by the Employee without Good Reason. If the Company terminates the Employee’s employment for Cause or because of Disability, or the Employee terminates Employee’s employment other than for Good Reason, the Company shall pay to the Employee the Accrued Benefits, and no other amount. (c) Termination by the Company without Cause; Termination by the Employee for Good Reason. If the Company terminates the Employee’s employment other than for Cause or the Employee terminates the Employee’s employment for Good Reason, then, in addition to the Accrued Benefits, the Company shall pay or provide to the Employee only the following amounts, which are referred to in this Agreement as the “Severance Benefits”: (i) The Company shall pay to the Employee a gross amount equal to twelve (12) months of the Employee’s then-current base salary (or, in the event of a material reduction of the Employee’s base salary giving rise to Good Reason, the Employee’s pre- reduction base salary). (ii) If the Employee is eligible for and timely elects COBRA health care continuation coverage from the Company, the Company shall pay or reimburse the full premium cost of such coverage (at the same level of coverage that Employee had as of the Employee’s termination date) until the earlier of (x) twelve (12) months after the Employee’s termination date; or (y) the time at which the Employee becomes eligible to receive health care

Privileged and Confidential 2 \\NORTHVA - 035885/000004 - 1092466 v5 coverage from a subsequent employer or otherwise becomes ineligible for COBRA health care continuation coverage from the Company. (d) Deductions/Withholding. Any payments to the Employee pursuant to this Agreement shall be less applicable deductions and withholding as determined by the Company. (e) Timing of Payment of Accrued Benefits. The Company shall pay to the Employee (or to the Employee’s legal representative or estate if termination is because of death) the Accrued Benefits at the time such payments would otherwise be due under the Company’s normal payroll practices, applicable Company policies or plans, and as provided by applicable law. (f) Requirement of General Release; Timing of Payment of the Separation Payment. As a condition to receiving the Severance Benefits, the Employee must execute and deliver a general release of claims in a form acceptable to the Company (the “Release”) within 60 days of the Employee’s termination date, provided that all revocation periods applicable to the Release will have expired within 60 days of the Employee’s termination date. The Severance Benefits shall be paid or provided over an eighteen (18) month period, in regular installments in accordance with the Company’s general payroll practices, beginning on the first payroll period on or following the 60th day after the Employee’s termination date, provided that the Release has become irrevocable prior to the first payment date. (g) Section 409A Savings Provisions. It is intended that this Agreement and the payments and benefits provided under this Agreement shall comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended and the regulations and other guidance issued thereunder (collectively, “Section 409A”). Notwithstanding any other provision of this Agreement, payment provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Specifically, any taxable benefits or payments provided under this Agreement are intended to be separate payments that qualify for the “short term deferral” exception to Section 409A to the maximum extent possible, and to the extent they do not so qualify, are intended to qualify for the separation pay exceptions to Section 409A, to the maximum extent possible. Whenever any payment is to be made within a specified period of time under this Agreement, the exact timing of payment within such period shall be determined in the sole discretion of the Company. Notwithstanding anything to the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Employee on account of non-compliance with Section 409A. (i) Separation from Service. The Employee will be deemed to have a termination of employment for purposes of determining the timing of any payments or benefits hereunder that are classified as nonqualified deferred compensation only upon a “separation from service” within the meaning of Section 409A. (ii) Specified Employee Provisions. Notwithstanding any other provision of this Agreement to the contrary, if at the time of the Employee’s separation from service to the Company, (a) the Employee is a specified employee (within the meaning of Section 409A and using the identification methodology selected by the Company from time to time), and (b) the Company makes a good faith determination that an amount payable on account of such separation from service to the Employee constitutes nonqualified deferred

Privileged and Confidential 3 \\NORTHVA - 035885/000004 - 1092466 v5 compensation (within the meaning of Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A (the “Delay Period”), then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first payroll period after such Delay Period (or the first payroll period following the Employee’s death, if earlier), without interest thereon. (iii) Expense Reimbursements. To the extent required by Section 409A, any amount that the Employee is entitled to be reimbursed under this Agreement will be reimbursed to the Employee as promptly as practical and in any event not later than the last day of the calendar year after the calendar year in which the expenses are incurred. Any right to reimbursement or in-kind benefits will not be subject to liquidation or exchange for another benefit, and the amount of expenses eligible for reimbursement, or in-kind benefits provided, during any taxable year will not affect the amount of expenses eligible for reimbursement, or in- kind benefits provided, in any other taxable year. (h) No Further Obligations. Except as set forth in this Agreement, the Company shall have no further obligation to the Employee under this Agreement upon the termination of the Employee’s employment. 2. Definitions. (a) “Accrued Benefits” means (i) the Employee’s base salary through the termination date not yet paid; (ii) any amounts or benefits owing to the Employee or to the Employee’s beneficiaries under the then-applicable benefit plans of the Company; and (iii) any amounts owing to the Employee for reimbursement of expenses properly incurred by the Employee prior to the termination date and which are reimbursable in accordance with Company policy. (b) “Cause” means any one of the following events: (1) material failure to observe and comply with any of the Company’s material written policies, including without limitation its policies prohibiting harassment (sexual or otherwise) and discrimination and its policies regarding equal employment opportunity and maintenance of a drug-free work place, to the satisfaction of the Company; (2) continued failure to substantially perform material duties with the Company; (3) willful failure to carry out, or comply with, in any material respect any lawful and reasonable written directive of the Company, which is not cured within twenty (20) calendar days after receipt by the Employee of notice of such failure; (4) commission of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or any crime involving moral turpitude; (5) commission of any act or omission that results in the Employee’s incarceration in a federal, state, or local jail or prison; (6) commission of any act of dishonesty, illegal conduct, fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty either (x) against the Company or any of its parent, subsidiary, or affiliate entities (collectively, “Affiliates”) (or any predecessor thereto or successor thereof) or (y) which is or which is reasonably expected to be materially injurious to the Company or its Affiliates; or (7) material or willful breach of any agreement (including this Agreement) between the Employee and the Company, which is not cured within twenty (20) calendar days after receipt by the Employee of written notice of such breach. (c) “Disability” means an impairment or other issue that prevents the Employee from substantially performing the duties and responsibilities of the Employee’s

Privileged and Confidential 4 \\NORTHVA - 035885/000004 - 1092466 v5 employment for a period of more than three consecutive months or for periods aggregating more than twenty-six (26) weeks in any one-year period. The Employee agrees, that in the event of any dispute as to whether a Disability exists and if requested by the Company, to submit to a physical examination by a licensed physician selected by mutual agreement between the Company and the Employee, the cost of such examination to be paid by the Company. The written medical opinion of such physician shall be conclusive and binding upon the parties as to whether a Disability exists and the date when such Disability arose. This definition of “Disability” shall be interpreted and applied so as to comply with the provisions of the Americans with Disabilities Act (to the extent that it is applicable) and any applicable state or local laws. (d) “Good Reason” means (1) a material diminution in the Employee’s authority, duties or responsibilities; (2) a material reduction in the Employee’s base salary (other than a general reduction in compensation applying to other similarly-situated employees of the Company); or (3) the relocation of the primary office from which the Employee is required to work to a location more than fifty (50) miles from the current office location where the Employee primarily works, which relocation increases the Employee’s one-way commute. No event or condition shall constitute “Good Reason” unless the Employee provides the Company with written notice of the event or condition the Employee alleges to be Good Reason within thirty (30) days after such event or condition first occurs. The termination shall not become effective unless the Company fails to cure such event or condition constituting Good Reason within thirty (30) days following the Company’s receipt of such notice. The Employee must terminate employment within thirty (30) days after the end of the cure period in order for the termination to be for Good Reason. 3. Restrictive Covenants. (a) Confidentiality Agreement. As a condition of being eligible to receive the Severance Benefits, the Employee reaffirms and shall continue to comply with the Confidentiality and Proprietary Rights Agreement the Employee signed on [date] (the “Confidentiality Agreement”). (b) Non-Disparagement. During the Employee’s employment and after it ends (regardless of the reason), the Employee shall not make to any person or entity any disparaging, defamatory, or derogatory statements or comments about the Company or any of its directors, officers, employees, products, or services. (c) Survival of Provisions. The Employee’s obligations contained in this Section 3 (including in the Confidentiality Agreement) shall survive the termination or expiration of the Employee’s employment with the Company. 4. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed under the laws of Maryland, without regard to its conflicts of law principles. Suit to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in a court in the State of Maryland and for this purpose I expressly consent to the jurisdiction of said courts. (b) Entire Agreement. This Agreement contains the entire understanding of the parties as to its subject matter, and terminates and supersedes any and all prior agreements

Privileged and Confidential 5 \\NORTHVA - 035885/000004 - 1092466 v5 and understandings between the parties with respect to that subject matter, whether oral or written. For the avoidance of doubt, other than as specified in this Agreement, the Employee is not entitled to any “severance” or similar payments from the Company, whether pursuant to another agreement, plan, or policy of the Company or otherwise. For the further avoidance of doubt, nothing in this Agreement terminates or supersedes the terms of the Confidentiality Agreement. This Agreement may not be modified in any respect except by a writing executed by each party hereto. (c) Severability. In the event a court or other adjudicator of competent jurisdiction determines that any portion of this Agreement is invalid or unenforceable, only the portions that are invalid or unenforceable shall be stricken. (d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute part of this Agreement for any other purpose. (e) Counterparts and Digital Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered via e-mail transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such digital signature page were an original signature. (f) Assignment. The Employee may not assign or transfer this Agreement or any rights or obligations hereunder. The Company may assign this Agreement without the written consent of the Employee. (g) Confidentiality. The Employee shall not disclose or discuss this Agreement or its terms with any person, organization, or entity, other than the Employee’s immediate family, accountants, or attorneys, and agrees that any subsequent disclosure by such parties will be deemed a disclosure by the Employee. [Signature Page Follows]

Privileged and Confidential 6 \\NORTHVA - 035885/000004 - 1092466 v5 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has hereunto signed this Agreement on the date first above written. PRECIGEN, INC. ______________________________ By: Helen Sabzevari Title: Chief Executive Officer EMPLOYEE ______________________________ [Name]